UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2022 (October 25, 2022)

MOBILE INFRASTRUCTURE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)

000-55760	47-3945882
(Commission File Number)	(I.R.S. Employer Identification No.)

30 W 4th Street, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

(513) 834-5110 (Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2022, the Board of Directors (the “Board”) of Mobile Infrastructure Corporation (the “Corporation), a Maryland corporation, appointed Toby Asbury as Chief Operating Officer of the Corporation.

Mr. Asbury, age 49, previously served as Vice President of Asset Management of the Corporation since August 2021. From April 2020 to August 2021, Mr. Asbury was the Director of Operations at Bombe Asset Management. From 2018 until April 2020, Mr. Asbury was the President and Chief Executive Officer of pKatalyst, Inc., a data science and marketing technology software company focused on the parking industry. Mr. Asbury has held various other C-suite executive positions of several privately held companies. Mr. Asbury is an Evans Scholar, has an MBA from Xavier University and graduated from Miami University with a Bachelor of Science in Chemistry.

There is no other arrangement or understanding between Mr. Asbury and any other person pursuant to which he was appointed Chief Operating Officer, nor is there any family relationship between Mr. Asbury and any of the Corporation’s directors or executive officers. There are no transactions since the beginning of the Corporation’s last fiscal year, or any currently proposed transactions, in which the Corporation is a participant, the amount involved exceeds $120,000, and in which Mr. Asbury had, or will have, a direct or indirect material interest.

On October 26, 2022, the Corporation issued a press release announcing the appointment of Mr. Asbury. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.           Description

99.1	Press Release of Mobile Infrastructure Corporation, dated October 26, 2022. (Furnished herewith.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE INFRASTRUCTURE CORPORATION

/s/ Stephanie L. Hogue By: Stephanie L. Hogue
Title: President and Chief Financial Officer

Dated: October 26, 2022